UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 31, 2019

RICEBRAN TECHNOLOGIES
(Exact Name of Registrant as Specified in Charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1330 Lake Robbins Drive, Suite 250 The Woodlands, TX	77380
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 675-2421

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIBT	NASDAQ Capital Market

Item 1.01   Entry into a Material Definitive Agreement

On October 31, 2019, RiceBran Technologies (the “Company”) entered into an Agreement for Purchase and Sale (the “Factoring Agreement ”) dated as of October 28, 2019, with Republic Business Credit, LLC (“Republic”) for a factoring facility under which Republic will lend the Company up to seven million dollars ($7,000,000) (the “Facility Limit”).  The factoring facility provides for Republic to advance to the Company up to 90% of the sum of all undisputed receivables purchased by Republic with certain limitations. Upon receipt of any advance, the Company will have sold and assigned all of its rights in such receivables and all proceeds thereof. The factoring facility is secured by all of the Company’s existing and later acquired personal property assets.

The Company will pay Republic a facility fee of 0.5% of the Facility Limit upon execution of the Factoring Agreement and is required to pay financing fees on the any advance equal to the prime rate plus 0.5%, but in no event shall such fees be less than 5.5%.  In addition, the Company will pay a monthly service fee calculated based on the average net funds advanced monthly as provided in the Factoring Agreement.  Republic has the right to demand repayment of any purchased receivables at any time and for any reason.  The factoring facility is for an initial term of two (2) years and will renew on a year to year basis thereafter, unless terminated in accordance with the Factoring Agreement.

The foregoing description of the terms of the Factoring Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Factoring Agreement, a copy of which is filed hereto as Exhibit 10.1, and is incorporated herein by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01   Financial Statements and Exhibits

Exhibit No.	Description
10.1	Agreement for Purchase and Sale with Republic Business Credit, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: October 31, 2019	By:	/s/ Brent Rystrom
Brent Rystrom
Chief Executive Officer
(Duly Authorized Officer)